Business Activities	3 Months Ended
Mar. 31, 2018
Business Combinations [Abstract]
Business Activities

Note 3. Business Activities

In March 2018, the Company, jointly with certain employees and one of the Company's board members, formed an entity for one of its research and development projects ("Evolve"). Evolve is considered a variable interest entity. The Company does not consolidate the results of operations of Evolve, commencing March 2018, as the Company no longer holds the power to direct the activities that most significantly affect the economic performance of Evolve. Following this transaction, the Company transferred cash, long-lived assets and the related IP into Evolve and retained a minority equity interest in Evolve. As a result of this transaction, the Company recorded $1.6 million of non-cash charges under its operating expenses and $5.0 million under share in losses of associated companies due to the write-off of its related in-process research and development project.

In March 2018, as part of its continuous efforts to rationalize it operating model, the Company sold one of its facilities (which included land and building) in Eden Prairie, Minnesota for a total consideration of approximately $3.7 million in cash. As a result of the sale of its facility, the Company recognized a gain of approximately $1.6 million included in selling, general and administrative expenses.